SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 31, 2002
                        -----------------------------------

                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
       -------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                   001-8368                     51-0228924
        (State of            (Commission File No.)           (IRS Employer
         Incorporation)                                Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        -----------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

The Company executed the Tenth Amendment and Waiver dated as of January 31, 2002, to the Amended and Restated Debtor-in-Possession Credit Agreement among Safety-Kleen Services, Inc., The Several Lenders from Time to Time Parties thereto, Toronto-Dominion (Texas), Inc. as General Administrative Agent and Underwriter and The CIT Group/Business Credit, Inc. as Collateral Agent and Underwriter Initially dated as of June 11, 2000, Amended and Restated as of July 19, 2000 (the "Amendment"). The Amendment has the effect of extending to March 15, 2002, the termination date of the Company's $100.0 million Revolving Credit, Term Loan, and Guaranty Agreement underwritten by the Toronto Dominion Bank as general administrative agent and the CIT Group, Inc. as collateral agent (the "DIP Facility").

The Company continues to negotiate a further extension of the maturity date of the DIP Facility as well as an increase in the DIP Facility to accommodate additional cash and letter of credit requirements. While the Company believes it will negotiate an acceptable extension and increase, there can be no assurance that such extension will occur, or such increase will be granted.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.     Description

(4)(a) Ninth Waiver dated as of January 14, 2002, to the Amended and Restated Debtor-in-Possession Credit Agreement among Safety-Kleen Services, Inc., The Several Lenders from Time to Time Parties thereto, Toronto-Dominion (Texas), Inc. as General Administrative Agent and Underwriter and The CIT Group/Business Credit, Inc. as Collateral Agent and Underwriter Initially dated as of June 11, 2000, Amended and Restated as of July 19, 2000.

(4)(b) Tenth Amendment and Waiver dated as of January 31, 2002, to the Amended and Restated Debtor-in-Possession Credit Agreement among Safety-Kleen Services, Inc., The Several Lenders from Time to Time Parties thereto, Toronto-Dominion (Texas), Inc. as General Administrative Agent and Underwriter and The CIT Group/Business Credit, Inc. as Collateral Agent and Underwriter Initially dated as of June 11, 2000, Amended and Restated as of July 19, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETY-KLEEN CORP.



Date: February 4, 2002            By:   /s/ James K. Lehman
                                     ----------------------------------------
                                     James K. Lehman
                                     Senior Vice President, General Counsel and
                                     Secretary

                                  EXHIBIT INDEX

(4)(a) Ninth Waiver dated as of January 14, 2002, to the Amended and Restated Debtor-in-Possession Credit Agreement among Safety-Kleen Services, Inc., The Several Lenders from Time to Time Parties thereto, Toronto-Dominion (Texas), Inc. as General Administrative Agent and Underwriter and The CIT Group/Business Credit, Inc. as Collateral Agent and Underwriter Initially dated as of June 11, 2000, Amended and Restated as of July 19, 2000.


(4)(b) Tenth Amendment and Waiver dated as of January 31, 2002, to the Amended and Restated Debtor-in-Possession Credit Agreement among Safety-Kleen Services, Inc., The Several Lenders from Time to Time Parties thereto, Toronto-Dominion (Texas), Inc. as General Administrative Agent and Underwriter and The CIT Group/Business Credit, Inc. as Collateral Agent and Underwriter Initially dated as of June 11, 2000, Amended and Restated as of July 19, 2000.